Exhibit 10.1

GEORGE HEARD
308 - 837 West Hastings Street
Vancouver, British Columbia
Canada V6C 3N6

August 1, 2007

GDJ International Metals Inc.
308 - 837 West Hastings Street
Vancouver, British Columbia
Canada V6C 3N6

Ladies and Gentlemen:

RE: Declaration of Trust

     George Heard holds in trust for GDJ International Metals Inc., a 100% undivided interest in the following claim:

		Number of	Date of
Record Number	Claim Name	MTO Cells	Expiration
553830	GDJ	8	March 6, 2008

     George Heard will deliver full title on demand to GDJ International Metals Inc. for as long as the claims are in good standing with the Province of British Columbia.

Yours truly,

GEOGE HEARD
George Heard, Secretary